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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549
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                                   FORM 8-K/A

                           AMENDMENT TO CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 21, 2005


                             ACCO BRANDS CORPORATION
               (Exact Name of Registrant as Specified in Charter)


      Delaware                     001-08454                     36-2704017
(State or Other Jurisdiction      (Commission                  (IRS Employer
   of Incorporation)               File Number)              Identification No.)


                                300 Tower Parkway
                             Lincolnshire, IL 60069
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code  (847) 484-4800

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT

This Amendment No. 1 on Form 8-K/A to the ACCO Brands Corporation (the "Company") Current Report on Form 8-K (the "Original Filing"), which was filed with the Securities and Exchange Commission on August 17, 2005, is being filed to include the corrected version of Exhibit 3.3 to the Original Filing. Exhibit
3.3 attached hereto provides that December 31 is the fiscal year end of the Company. Except for Exhibit 3.3 hereto, this Form 8-K/A does not modify or update other disclosures in, or exhibits to, the Original Filing.


Item 9.01.  Financial Statements and Exhibits.
            ----------------------------------
            (d)  Exhibits.

                 3.3  Amended By-laws





























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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ACCO BRANDS CORPORATION
                                            (Registrant)




                                        By    /s/ Steven Rubin
                                          --------------------------------------
                                          Name:   Steven Rubin
                                          Title:  Vice President, Secretary &
                                                  General Counsel


Date:  September 21, 2005























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                                  EXHIBIT INDEX
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Exhibit Number          Description
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  3.3                   Amended By-laws





































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